UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2014

NorthStar Realty Finance Corp.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-32330 (Commission File Number)	02-0732285 (I.R.S. Employer Identification No.)

399 Park Avenue, 18th Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 547-2600
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
The information included in Item 2.01 below related to the U.S. Loan Agreements and the U.K. Loan Agreement (each as defined below) is incorporated by reference into this Item 1.01.
Item 2.01. Completion of Acquisition or Disposition of Assets.
Closing of Acquisition of Griffin-American Healthcare REIT II, Inc.
On December 3, 2014, NorthStar Realty Finance Corp. (the “Company”) completed its acquisition of Griffin-American Healthcare REIT II, Inc., a Maryland corporation (“Griffin-American”), pursuant to the Agreement and Plan of Merger, dated as of August 5, 2014 (the “Merger Agreement”), by and among the Company, Griffin-American, Griffin-American Healthcare REIT II Holdings, LP, a Delaware limited partnership (“Griffin-American Operating Partnership”), NRF Healthcare Subsidiary, LLC, a Delaware limited liability company and direct wholly-owned subsidiary of the Company (“Merger Sub”) and NRF OP Healthcare Subsidiary, LLC, a Delaware limited liability company and direct wholly-owned subsidiary of Merger Sub (“Partnership Merger Sub”). Pursuant to the Merger Agreement, Griffin-American was merged with and into Merger Sub (the “Parent Merger”) and Partnership Merger Sub was merged with and into Griffin-American Operating Partnership (the “Partnership Merger” and, together with the Parent Merger, the “Merger”), with Merger Sub continuing as the surviving entity of the Parent Merger and Griffin-American Operating Partnership (which has been renamed Healthcare GA Operating Partnership-T, LP) (the “GA Operating Partnership”) continuing as the surviving entity of the Partnership Merger.
Pursuant to the Merger Agreement, the Parent Merger became effective upon the filing of the Articles of Merger with the State Department of Assessments and Taxation of Maryland and the filing of a certificate of merger with the Secretary of the State of Delaware and the Partnership Merger became effective upon the filing of a certificate of merger with the Secretary of State of the State of Delaware, each with an effective date of December 3, 2014. The assets acquired in the Merger include 295 healthcare real estate properties (the “Portfolio”).
At the effective time of the Parent Merger, each share of issued and outstanding Griffin-American common stock was converted into the right to receive $7.75 cash and 0.2071 shares of the Company’s common stock (the “Merger Consideration”) and at the effective time of the Partnership Merger, each issued and outstanding limited partnership unit of Griffin-American Operating Partnership also converted into the right to receive the Merger Consideration. No fractional shares were issued in the Merger, and cash was paid in lieu thereof. The Company issued approximately 60.82 million shares of its common stock in connection with the Merger. Based on the volume weighted average price of the Company's common stock during the ten-trading day period ending December 1, 2014, the aggregate value of the Merger Consideration, including debt repaid at closing, was approximately $4.0 billion.
In connection with the Merger, the Company sold an approximate 14% interest in the Portfolio to an affiliate of NorthStar Healthcare Income, Inc. (“NorthStar Healthcare”), a Maryland corporation managed by an affiliate of the Company’s external advisor, for a purchase price of $188.0 million (including a pro rata share of transaction costs). The Company and NorthStar Healthcare hold their interests in the Portfolio through a general partnership (the “GA General Partnership”) on a pari passu basis. The Company has day-to-day control over the management of the GA General Partnership.

A copy of the Merger Agreement has been previously filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 5, 2014 and is incorporated by reference herein. The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement.
In connection with the Merger, on December 3, 2014, various indirect subsidiaries of the GA General Partnership entered into (either as borrowers or guarantors): (i) a mortgage loan agreement and three mezzanine loan agreements (collectively, the “U.S. Loan Agreements”) pursuant to which Citigroup Global Markets Realty Corp., JPMorgan Chase Bank, National Association, Barclays Bank PLC, and Column Financial, Inc. funded term loans in the aggregate amount of approximately $2.6 billion (collectively, the “U.S. Loan”) and (ii) a term loan facility agreement (the “U.K. Loan Agreement”) pursuant to which Credit Suisse AG, London Branch funded an approximately £223.8 million term loan (the “U.K. Loan”).
The terms of the U.S. Loan include, without limitation, the following: (i) no amortization; (ii) a fixed rate component of approximately $1.8 billion with a weighted average interest rate of 4.576% per annum; (iii) a floating rate component of $892.0 million with a weighted average interest rate of one month LIBOR plus 3.10% (the “U.S. Floating Rate”); (iv) a term of five years for the fixed rate component; (v) a term of two years for the floating rate component, with three one-year extension options subject to the satisfaction of certain conditions precedent and an increase of 0.25% in the interest rate upon exercise of the second extension option; (vi) restrictions on prepayment and sales of assets; (vii) the creation of reserves to pay for certain ongoing expenses associated with the secured properties; (viii) the establishment of a cash management system with respect to the secured properties; and (ix) customary representations and warranties, affirmative and negative covenants and events of default. Both the fixed and floating rate components may be prepaid, subject to certain restrictions, as more fully described in the U.S. Loan Agreements. In the event the Company determines to prepay any of the U.S. Loan, such prepayment shall be first applied to the floating rate component. Although recourse for repayment of the U.S. Loan is generally limited to the GA Operating Partnership’s U.S. assets, NorthStar Realty Healthcare, LLC, an indirect wholly-owned subsidiary of the Company (“NRH”), provided a “non-recourse carveout” guaranty and is required to maintain a minimum net worth of $400.0 million. The borrowers under the U.S. Loan have purchased a two-year interest rate “cap” with respect to the U.S. Floating Rate with a one-month LIBOR “strike rate” of 4.75%. In accordance with certain “flex” procedures in connection with the securitization and syndication of the U.S. Loan, the interest rates on the U.S. Loan may be increased and the interest rates may also be decreased if the Company “buys down” those rates with the consent of the lenders.
The terms of the U.K. Loan include, without limitation, the following: (i) required amortization payments equal to 1.0% of the original loan amount during each year of the term of the U.K. Loan, payable in four equal quarterly installments on each quarterly interest payment date; (ii) a term of three years, with two one-year extension options, subject to the satisfaction of certain conditions; (iii) restrictions on sales of assets; (iv) the creation of reserves to pay for certain ongoing expenses associated with the secured properties; (v) the establishment of a cash management system with respect to the secured properties; and (vi) customary representations and warranties, affirmative and negative covenants and events of default. The annual interest rate on the U.K. Loan is three-month LIBOR plus 4.25% (the “U.K. Interest Rate”). Although recourse for repayment of the U.K. Loan is generally limited to the GA Operating Partnership’s U.K. and Jersey subsidiaries, NRH provided a “non-recourse carveout” guaranty, similar to the non-recourse carveout guaranty for the U.S. Loan and is required to maintain a minimum net worth of $100.0 million. The borrowers under the U.K. Loan intend to purchase a three-year interest rate “cap” with respect to the U.K. Interest Rate with a three-month LIBOR “strike rate” of 2.50%.

The foregoing description of the U.S. Loan Agreements and the U.K. Loan Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the U.S. Loan Agreements and the U.K. Loan Agreement, filed as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 hereto and incorporated by reference herein.
The financial statements listed under Item 9.01(a) are filed as part of this Current Report on Form 8-K.
Also included in this filing as Exhibit 99.4 is Griffin-American’s Results of Operations for the September 30 periods described in Item 9.01(a) below, and included as Exhibit 99.5 is the pro forma financial information described in Item 9.01(b) below. Griffin-American’s Results of Operations for the three years ended December 31, 2013 has been previously filed as Exhibit 99.3 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 19, 2014 and is incorporated by reference herein.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information included in Item 2.01 above related to the U.S. Loan Agreements and the U.K. Loan Agreement is incorporated by reference into this Item 2.03.
Item 9.01. Financial Statements and Exhibits.
(a)     Financial Statements.

Audited consolidated financial statements of Griffin-American Healthcare REIT II, Inc. comprised of consolidated balance sheets as of December 31, 2013 and 2012 and the related consolidated statements of operations and comprehensive income (loss), equity and cash flows for each of the three years in the period ended December 31, 2013, the notes related thereto, the financial statement schedule for the year ended December 31, 2013 and the Report of the Independent Registered Public Accounting Firm, have been previously filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 19, 2014 and are incorporated by reference herein.

Unaudited condensed consolidated financial statements of Griffin-American Healthcare REIT II, Inc. comprised of a condensed consolidated balance sheet as of September 30, 2014, the condensed consolidated statements of operations and comprehensive income for the three and nine months ended September 30, 2014 and 2013, the condensed consolidated statements of equity for the nine months ended September 30, 2014 and the condensed consolidated statements of cash flows for the nine months ended September 30, 2014 and 2013 and the notes related thereto are attached as Exhibit 99.2 hereto.

(b)    Pro Forma Financial Information.

The following unaudited pro forma condensed consolidated financial information of the Company and its subsidiaries, giving effect to the Merger and the spin-off of the Company's asset management business into a separate publicly-traded company, NorthStar Asset Management Group Inc. (NYSE: NSAM), is included in Exhibit 99.5 hereto:

•	Unaudited Pro Forma Condensed Consolidated Statement of Operations of NorthStar Realty Finance Corp. and subsidiaries for the nine months ended September 30, 2014

•	Unaudited Pro Forma Condensed Consolidated Statement of Operations of NorthStar Realty Finance Corp. and subsidiaries for the year ended December 31, 2013

•	Unaudited Pro Forma Condensed Consolidated Balance Sheet of NorthStar Realty Finance Corp. and subsidiaries as of September 30, 2014

•	Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements of NorthStar Realty Finance Corp. and subsidiaries

(d)    Exhibits.

Exhibit Number	Description
2.1
Agreement and Plan of Merger, dated as of August 5, 2014, by and among NorthStar Realty Finance Corp., NRF Healthcare Subsidiary, LLC, NRF OP Healthcare Subsidiary, LLC, Griffin-American Healthcare REIT II, Inc. and Griffin-American Healthcare REIT II Holdings, LP (incorporated by reference to Exhibit 2.1 to NorthStar Realty Finance Corp.’s Current Report on Form 8-K filed on August 5, 2014).

10.1
Loan Agreement dated as of December 3, 2014, among the Borrowers party thereto, as borrowers, and Citigroup Global Markets Realty Corp., JPMorgan Chase Bank, National Association, Barclays Bank PLC and Column Financial, Inc., as lenders.

10.2
Facility Agreement, dated as of December 3, 2014, among GA HC REIT II CH U.K. Senior Housing Portfolio Limited (as Original Borrower upon its accession in accordance with the terms thereof), the Original Borrower and certain of its subsidiaries (as Original Guarantors upon their accession in accordance with the terms thereof), NorthStar Realty Healthcare, LLC (as Indemnitor) and arranged by Credit Suisse AG, London Branch (as Mandated Lead Arranger and Original Lender), with Elavon Financial Services Limited as Agent, and U.S. Bank Trustees Limited as Security Agent.

10.3
Mezzanine A Loan Agreement dated as of December 3, 2014, among HC Mezz 1-T, LLC, Glenwood Owner MB1-T, LLC, Glenwood Ops MB2-T, LLC, MA Owner MB1-T, LLC, MA Ops MB2-T, LLC, CCRC Owner MB1-T, LLC and CCRC Ops MB2-T, LLC, as borrowers, and Citigroup Global Markets Realty Corp., JPMorgan Chase Bank, National Association, Barclays Bank PLC and Column Financial, Inc., as lenders.

10.4
Mezzanine B Loan Agreement dated as of December 3, 2014, among HC Mezz 2-T, LLC, Glenwood Owner MB2-T, LLC, Glenwood Ops MB3-T, LLC, MA Owner MB2-T, LLC, MA Ops MB3-T, LLC, CCRC Owner MB2-T, LLC and CCRC Ops MB3-T, LLC, as borrowers, and Citigroup Global Markets Realty Corp., JPMorgan Chase Bank, National Association, Barclays Bank PLC and Column Financial, Inc., as lenders.

10.5
Mezzanine C Loan Agreement dated as of December 3, 2014, among HC Mezz 3-T, LLC, Glenwood Owner MB3-T, LLC, Glenwood Ops MB4-T, LLC, MA Owner MB3-T, LLC, MA Ops MB4-T, LLC, CCRC Owner MB3-T, LLC and CCRC Ops MB4-T, LLC, as borrowers, and Citigroup Global Markets Realty Corp., JPMorgan Chase Bank, National Association, Barclays Bank PLC and Column Financial, Inc., as lenders.

23.1	Consent of Ernst & Young LLP.
99.1
Audited consolidated financial statements of Griffin-American Healthcare REIT II, Inc. as of December 31, 2013 and December 31, 2012 and for each of the three years in the period ended December 31, 2013, the notes related thereto, the financial statement schedule for the year ended December 31, 2013 and the Report of the Independent Registered Public Accounting Firm, from its Annual Report on Form 10-K for the year ended December 31, 2013 (incorporated by reference to Exhibit 99.1 to NorthStar Realty Finance Corp.’s Current Report on Form 8-K filed on August 19, 2014).

99.2
Unaudited condensed consolidated financial statements of Griffin-American Healthcare REIT II, Inc. for the three and nine months ended September 30, 2014 and 2013 and the notes related thereto, from its Quarterly Report on Form 10-Q for the quarter ended September 30, 2014.

99.3
Results of Operations of Griffin-American Healthcare REIT II, Inc. for the three years ended December 31, 2013 from its Annual Report on Form 10-K for the year ended December 31, 2013 (incorporated by reference to Exhibit 99.3 to NorthStar Realty Finance Corp.’s Current Report on Form 8-K filed on August 19, 2014).

99.4
Results of Operations of Griffin-American Healthcare REIT II, Inc. for the three and nine months ended September 30, 2014 and 2013 from its Quarterly Report on Form 10-Q for the quarter ended September 30, 2014.

99.5	Unaudited Pro Forma Condensed Consolidated Financial Information of NorthStar Realty Finance Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthStar Realty Finance Corp. (Registrant)

Date: December 9, 2014	By:	/s/ Ronald J. Lieberman
Ronald J. Lieberman Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number
2.1
Agreement and Plan of Merger, dated as of August 5, 2014, by and among NorthStar Realty Finance Corp., NRF Healthcare Subsidiary, LLC, NRF OP Healthcare Subsidiary, LLC, Griffin-American Healthcare REIT II, Inc. and Griffin-American Healthcare REIT II Holdings, LP (incorporated by reference to Exhibit 2.1 to NorthStar Realty Finance Corp.’s Current Report on Form 8-K filed on August 5, 2014).

10.1
Loan Agreement dated as of December 3, 2014, among the Borrowers party thereto, as borrowers, and Citigroup Global Markets Realty Corp., JPMorgan Chase Bank, National Association, Barclays Bank PLC and Column Financial, Inc., as lenders.

10.2
Facility Agreement, dated as of December 3, 2014, among GA HC REIT II CH U.K. Senior Housing Portfolio Limited (as Original Borrower upon its accession in accordance with the terms thereof), the Original Borrower and certain of its subsidiaries (as Original Guarantors upon their accession in accordance with the terms thereof), NorthStar Realty Healthcare, LLC (as Indemnitor) and arranged by Credit Suisse AG, London Branch (as Mandated Lead Arranger and Original Lender), with Elavon Financial Services Limited as Agent, and U.S. Bank Trustees Limited as Security Agent.

10.3
Mezzanine A Loan Agreement dated as of December 3, 2014, among HC Mezz 1-T, LLC, Glenwood Owner MB1-T, LLC, Glenwood Ops MB2-T, LLC, MA Owner MB1-T, LLC, MA Ops MB2-T, LLC, CCRC Owner MB1-T, LLC and CCRC Ops MB2-T, LLC, as borrowers, and Citigroup Global Markets Realty Corp., JPMorgan Chase Bank, National Association, Barclays Bank PLC and Column Financial, Inc., as lenders.

10.4
Mezzanine B Loan Agreement dated as of December 3, 2014, among HC Mezz 2-T, LLC, Glenwood Owner MB2-T, LLC, Glenwood Ops MB3-T, LLC, MA Owner MB2-T, LLC, MA Ops MB3-T, LLC, CCRC Owner MB2-T, LLC and CCRC Ops MB3-T, LLC, as borrowers, and Citigroup Global Markets Realty Corp., JPMorgan Chase Bank, National Association, Barclays Bank PLC and Column Financial, Inc., as lenders.

10.5
Mezzanine C Loan Agreement dated as of December 3, 2014, among HC Mezz 3-T, LLC, Glenwood Owner MB3-T, LLC, Glenwood Ops MB4-T, LLC, MA Owner MB3-T, LLC, MA Ops MB4-T, LLC, CCRC Owner MB3-T, LLC and CCRC Ops MB4-T, LLC, as borrowers, and Citigroup Global Markets Realty Corp., JPMorgan Chase Bank, National Association, Barclays Bank PLC and Column Financial, Inc., as lenders.

23.1	Consent of Ernst & Young LLP.
99.1
Audited consolidated financial statements of Griffin-American Healthcare REIT II, Inc. as of December 31, 2013 and December 31, 2012 and for each of the three years in the period ended December 31, 2013, the notes related thereto, the financial statement schedule for the year ended December 31, 2013 and the Report of the Independent Registered Public Accounting Firm, from its Annual Report on Form 10-K for the year ended December 31, 2013 (incorporated by reference to Exhibit 99.1 to NorthStar Realty Finance Corp.’s Current Report on Form 8-K filed on August 19, 2014).

99.2
Unaudited condensed consolidated financial statements of Griffin-American Healthcare REIT II, Inc. for the three and nine months ended September 30, 2014 and 2013 and the notes related thereto, from its Quarterly Report on Form 10-Q for the quarter ended September 30, 2014.

99.3
Results of Operations of Griffin-American Healthcare REIT II, Inc. for the three years ended December 31, 2013 from its Annual Report on Form 10-K for the year ended December 31, 2013 (incorporated by reference to Exhibit 99.3 to NorthStar Realty Finance Corp.’s Current Report on Form 8-K filed on August 19, 2014).

99.4
Results of Operations of Griffin-American Healthcare REIT II, Inc. for the three and nine months ended September 30, 2014 and 2013 from its Quarterly Report on Form 10-Q for the quarter ended September 30, 2014.

99.5	Unaudited Pro Forma Condensed Consolidated Financial Information of NorthStar Realty Finance Corp.